Financial Liabilities Held for Trading at Fair Value Through Profit or Loss - Schedule of Financial Liabilities Held for Trading at Fair Value Through Profit or Loss (Details) - CLP ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Schedule of Financial Liabilities Held for Trading at Fair Value Through Profit or Loss [Abstract]
Financial derivative contracts	$ 2,079,465	$ 2,444,721
Others	512	990
Total	$ 2,079,977	$ 2,445,711